UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 19, 2005

                          Scores Holding Company, Inc.
             (Exact name of registrant as specified in its charter)

            Utah                     000-16665                  87-0426358
            ----                     ---------                  ----------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

            533-535 West 27th St., New York, NY              10001
            ------------------------------------             -----
           (Address of Principal Executive Offices)        (Zip Code)

                                 (212) 868-4900
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 19, 2005, David Silverman resigned as the Company's Treasurer and Chief Financial Officer. There was no disagreement with the Company on any matter relating to the Company's operations, policies or practices that led to his resignation. The Company has commenced a search for his replacement.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Scores Holding Company, Inc.

Dated:  July 28, 2005                  By: /s/Richard Goldring
                                           -------------------------------------
                                           Richard Goldring, President and
                                           Chief Executive Officer